Enabling the Energy Renaissance
“Get IT. Virtually Anywhere”
Midas Medici Group Holdings Inc.
May 2010

“Get IT. Virtually Anywhere”
The information contained in this presentation is for background purposes only and is subject to amendment, revision and updating. Certain statements contained in this presentation may be statements of future expectations and other forward-
looking statements that are based on management's current views and assumptions and involve known and unknown risks and uncertainties. In addition to statements which are forward-looking by reason of context, including without limitation, statements referring to risk limitations, operational profitability, financial strength, performance targets, profitable growth opportunities, and risk adequate pricing, as well as the words "may, will, should, expects, plans, intends, anticipates, believes, estimates, predicts, or continue", "potential, future, or further", and similar expressions identify forward-looking statements. By their nature, forward-looking statements involve a number of risks, uncertainties and assumptions which could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements.
These include, among other factors, changing business or other market conditions and the prospects for growth anticipated by Midas Medici’s management. These and other factors could adversely affect the outcome and financial effects of the plans and events described herein. Statements contained in this presentation regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future.
Midas Medici does not undertake any obligation to update or revise any statements contained in this presentation, whether as a result of new information, future events or otherwise. In particular, you should not place undue reliance on forward-
looking statements, which speak only as of the date of this presentation.
Disclaimer

“Get IT. Virtually Anywhere”
❖ Midas Medici Group Holdings, Inc. (OTCBB:MMED) was founded by veteran utility and energy services / outsourcing investors and operators Nana Baffour and Johnson Kachidza
❖ MMED seeks to capitalize on the opportunities at the intersection of the power industry and information technology sector
❖ MMED is a leading provider of consulting and market data to the utility industry
❖ Consonus Technologies, Inc. (“CTI”) is a leading provider of innovative energy efficient data center solutions to the mid-market sector
❖ In addition to its current offerings, the acquisition of CTI will enable MMED to acquire and deploy emerging technology solutions to the Smart Grid sector
❖ The combination of CTI and MMED creates an organization with pro forma revenues of approximately $90MM, total assets of approximately $100MM, serving over 750 customers in 35 States and Europe

“Get IT. Virtually Anywhere”
Name	Position	Background	Education
Nana Baffour	Chief Executive Officer	Knox Lawrence International Credit Suisse First Boston Standard and Poor’s	BA Lawrence University MS University of North Carolina - Charlotte MBA New York University - Stern
Johnson Kachidza	President & CFO	Knox Lawrence International Merrill Lynch JPMorgan Chase General Electric	BA Knox College MS University of Illinois at Urbana MBA University of Chicago - Booth
Frank Asante-Kissi	Chief Administrative Officer	Knox Lawrence International Citigroup CGI Keane	BA Lawrence University MBA Rensselaer Polytechnic Institute - Lally
Robert McCarthy	Co-President, Consonus	Ring 9 Computer Associates AT&T	BS, MS, MBA Cornell University
John Roger	Co-President, Consonus	General Electric	BS Pennsylvania State University
David Steele	President, Utilipoint	Vertex Citizens Gas	BS Indiana University
Robert Bellemare	COO and Managing Director, Utilipoint	American Electric Power National Grid	BSEE Kettering University MS Georgia Institute of Technology
Michael Bucheit	EVP, Corporate Development General Manager, C-Labs, Consonus	WR Hambrecht General Electric Citigroup	BA Webster University, Vienna MBA Northwestern University - J.L. Kellogg
Daniel Milburn	SVP, Managed Services, Consonus	Norstan Kraft Syntellect	BS Arizona State University
Senior Management

“Get IT. Virtually Anywhere”
A Powerful Combination
• Superior global brand in the Clean
 Energy / Smart Grid sector
• Extensive Utility / Technology
 relationships (500+ customers)
• Highly regarded databases
• Smart Grid / Clean Energy market
 opportunity
• Diverse and global consulting business
• Public company
Opportunities
• Utilities a new vertical opportunity
 for CTI
• Energy efficiency / modeling
 consulting opportunities
• Emerging utility software
 applications deployed SaaS
• Ability to execute acquisitions
• Green Data Center credibility
• Co-Branding
• Potential global opportunities
• Physical Assets
• Scale of business (~ $90 MM revenues)
• Management talent
• Extensive sales force
• Technical / product development
 capabilities
• Hosting, Virtualization and Cloud
 computing market opportunities
• Stable and growing EBITDA
190 Employees with offices in:
 ❖ Sherman Oaks, CA
 ❖ New York, NY
 ❖ Ft. Lauderdale, FL
 ❖ Sandestin, FL
 ❖ Brno, Czech
 Republic
 ❖ Greenville, SC
 ❖ Nashville, TN
 ❖ Hartford, CT
 ❖ Rockville, MD
 ❖ Knoxville, FL
 ❖ Tucson, AZ
 ❖ Albuquerque, NM
 ❖ Dallas, TX
 ❖ Sugar Land, TX
 ❖ Indianapolis, IN
 ❖ West Lafayette, IN
 ❖ Salt Lake City, UT
 ❖ Atlanta, GA
 ❖ Birmingham, AL
 ❖ Cary, NC
 ❖ Charlotte, NC

A Unique Platform with Growth Potential
Data Center and
Clean Energy
Expertise

Capacity for
Growth

Cross-Sale
Opportunities

Niche Market
Leadership

“Get IT. Virtually Anywhere”
Comprehensive Data Center Services & Solutions
Data Centers
Managed Services
IT Infrastructure / IT Consulting
Utility Services
Innovation
❖ We serve over 750 customers, including over 120 in the Utility industry

Customer Optimized Today. Transformative for Tomorrow
Location Agnostic Delivery Model

“Get IT. Virtually Anywhere”
Consonus Solutions
*Secure Archiving For
the Enterprise
Consonus
Data Centers
Consonus Managed Services
Collocation
Managed Solutions
Cloud Services
Managed IT Ops
Consonus IT
Infrastructure
Services
Consonus
Consulting
Consonus SAFE*
RBS
Managed Servers
MSER
Managed Storage
MSTO
Managed Network
MNET
Managed Security
MSEC
Managed Backup
MBU
Hosting
Bandwidth
Virtual Infrastructure
Services VIS
Data Archival
Servers &
Storage
Symantec
Sun/Oracle
NetApp
HP
Energy
Efficiency
Cloud Comp./
Virtualization
Disaster Recov.
& Bus. Continuity
Assessments
Storage
Data Protection &
Disaster Recov.
ITIL
Virtualization
Consonus Technologies
Green Hosting
Energy Efficient
Infrastructure
Support Services
Symantec
Sun/Oracle
NetApp
HP

Data Center Energy Efficiency Solutions
• Challenges
 •  Planning
 •  Capacity
 •  Power Costs
 •  Failures
 •  Energy Efficiency
•  Solutions
 •  CI Assessment
 •  Compute
 •  Power
 •  Cooling
 •  Environmental
 •  Virtualization
 •  Consolidation
 •  Real-time
 Monitoring
 •  Recommendations
 •  Troubleshooting
•  Benefits
 • Significant Energy
 Savings
 •  Efficiency gains
 •  Improved Capacity
 Utilization
 •  Consolidation
 •  Benchmarking
 •  Implement best
 practices

•  Challenges
 •  Failures
 •  Hot Spots
 •  Airflow
 •  Floor Design
 •  Cooling Efficiency
•  Solutions
 •  CFD Analysis
 •  Airflow
 •  Temperature
 •  Humidity
 •  Hot/cold aisle
 containment
 •  Failure Identification
 •  Airflow Analysis
 •  Troubleshooting
 •  Recommendations
•  Benefits
 • Significant Energy
 Savings
 •  Extend life of
 Compute dev ices
 •  Benchmarking
•  Challenges
 • Utility Costs
 • Energy Use Profile
•  Solutions
 •  Utility Bill & Rate
 Analysis
 •  Incentives / Rebates
 • Federal
 • State
 • Local
 •  Peak Shaving
 •  Demand Response
•  Benefits
 • Utility Bill Cost
 reductions
 •  Rate reductions
 • Take
•  Challenges
 •  Site Selection
 •  Build out
 •  Retrofitting
 •  Planning
 •  Commissioning
 •  Facility Power &
 Cooling
•  Solutions
 •  Site selection
 analysis
 •  Design,
 Development,
 Construction, and
 commissioning
 •  Re-Architecture
 •  Facility Power &
 Cooling Architecture
 Analysis
 •  Green initiative
 implementation
•  Benefits
 •  Full life cycle
 partnership
 •  Improved Power &
 Cooling Architecture
 •  Obtain Green
 Initiative Goals

“Get IT. Virtually Anywhere”
 Note: UtiliPoint customers include utilities, regulators, investors and vendors to utilities

“Get IT. Virtually Anywhere”
Case Study: Regional Health Care System
Client
Client Need
CTI’s Role
▪ Two existing data
 centers:
 ▪ Heart Center
 Building -
 810sqft, 123
 servers
 ▪ Cancer Center
 building -
 1270sqft, 104
 servers
▪ Heart Center data
 center is highest
 quality, but lacks
 physical capacity
▪ Cancer Center
 data center has
 remaining physical
 capacity, but not a
 quality data center
▪ Both data centers
 lack power and
 cooling
 redundancy
▪ Evaluate options to
 relocate DC to meet
 current and future
 inform. mgm’t needs
▪ Phase1: Baseline &
 IS Assessment
▪ Phase2: Availability
 & DR Assessment
▪ Phase 3: Consolid. &
 Virtualization Ass.
▪ Phase 4: DC/ Phys.
 Location Ass.
▪ Phase 5: DC Design
▪ Phase 6: DC Build
▪ Phase 7: DC
 Migration/Relocation
CTI Revenue
Opportunity
 ▪ 4-phase
 Consulting :
  $170-180K
 ▪ Data Center
 Hosting &
 Virtualization:
  est. $1-2MM p.a.
 ▪ Data Center HW,
 SW and Managed
 Services:
  est. $1-2MM
Regional Health
Care System

“Get IT. Virtually Anywhere”
❖ Highly energy-intensive and rapidly growing
❖ Consume 10 to 100 times more energy per square foot than a typical office building
❖ Large potential impact on electricity supply and distribution
❖ Used about 45 billion kWh in 2005
❖ At current rates, power requirements could double in 5 years.
Source: Creating Energy-Efficient Data Centers, DOE, 2007
❖ Save 20 billion kWh per year by 2015
❖ Worth $2 billion, ≈ annual electricity use in 1.8 million
 American homes
❖ Potentially defer need to build 2,300 MW of new
 generating capacity
❖ And avoid 3.4 million metric tons of carbon emissions
 (like taking 675,000 cars off the road)
❖ Extend life and capacity of existing data center
 infrastructures
Potential Benefits of Improved Data Center Energy Efficiency
Data Center Energy Usage
❖ Data Center emissions will quadruple by 2010 (100 Mt CO2 in
 2007, to 350 Mt CO2 in 2020) causing scrutiny from
 regulators, customers, board of directors and other stake
 holders
Industry Dynamics

“Get IT. Virtually Anywhere”
Source: DOE
Source: Tier 1 Research
Source: Tier 1 Research
Source: Band of America
2009 Market Snapshot
	Revenue	CAGR
On Premise:	$89 Billion	5%
OnDemand/ Cloud Comp.	$9 Billion	19%
Industry Dynamics

“Get IT. Virtually Anywhere”
❖ Comprehensive, yet cost effective solution
 not available
❖ Supply shortage
❖ IT not core competency
❖ Lack of technical expertise
❖ Capex constraints
Concerns for growing SMB market:
Sources: McKinsey, BofA 2009
(1) Source: Tier 1 research
U.S. Managed Services Revenue (1)
❖ Increased complexity of data center,
 security and storage markets
❖ Continued movement of business onto
 the Internet
❖ Increased broadband use
❖ Regulatory compliance
❖ Need for real-time back-up and
 recovery
Data Center Outsourcing Drivers
Industry Dynamics

“Get IT. Virtually Anywhere”
Data center emissions will quadruple by 2020, causing increased scrutiny from regulators, customers, boards and other stakeholders
Source: Revolutionizing Data Center Efficiency, McKinsey and Company, 2008
11%
CAGR
Emissions from Data Centers worldwide
(Mt CO2)
U.S. data center energy use could double to more
than 120 billion kWh from 2006 to 2011, equal to
annual electricity costs of $7.4 billion
Source: Creating Energy-Efficient Data Centers, DOE, 2007
Industry Dynamics

“Get IT. Virtually Anywhere”
Change in Revenue Mix to Higher Gross Margin Offerings
2009
2008
2007
Gross Margin (%)
Source: MMED S-4 dated May 3, 2010 and Management

“Get IT. Virtually Anywhere”
Gross and EBITDA Margin Expansion
Source: MMED S-4 dated May 3, 2010 and Management
(1) Adjusted EBITDA as operating income (loss) before interest, taxes, depreciation and amortization expenses, excluding non-cash stock-based compensation expense, non-cash gains or losses related to the fair value of derivative liabilities, acquisition related adjustment to deferred revenue, write-off of public offering costs, non-recurring merger costs and severance and separation settlement expense.

“Get IT. Virtually Anywhere”
Short-, Medium- and Long-term Operating Model Aspirations

Statistic	2010 Management Estimate (1)	Three to Five Year Operating Aspirations (2)

Total Revenue	10% to 15% 2009-2010 Revenue Growth	Year on Year Revenue Growth - 15% to 20%
Gross Margin	34% - 36%	35% - 40%
Adj. EBITDA Margin (3)	7.5% - 10%	12% - 17%
Operating and Leverage Statistics
Maintenance CapEx to Revenue - 1% - 3%
EBITDA to Debt Multiple - 2.5x - 3.5x
Free Cashflow to Revenue - 3% - 10%
(1) Source: MMED management
(2) Source: MMED S-4 dated May 3, 2010; Management defines medium to long-term horizon as 36 to 60 months.
(3) Adjusted EBITDA as operating income (loss) before interest, taxes, depreciation and amortization expenses, excluding non-cash stock-based compensation expense, non-cash gains or losses related to the fair value of derivative liabilities, acquisition related adjustment to deferred revenue, write-off of public offering costs, non-recurring merger costs and severance and separation settlement expense.

“Get IT. Virtually Anywhere”
Pro Forma Balance Sheet Data ($ in thousands)
Source: MMED S-4 dated May 3, 2010 and Management

“Get IT. Virtually Anywhere”
Pro Forma Capitalization
Note: Management, directors and other shareholders subject to a 6 month lockup.
Options exercisable at average strike price of $6.52 per share.
Source: MMED S-4 dated May 3, 2010 and Management

“Get IT. Virtually Anywhere”
A Unique Platform with Growth Potential
Data Center and
Clean Energy
Expertise
❖  A leading provider of innovative energy efficient data center solutions to the mid-market sector and utility industry
Capacity for
Growth
❖  Incremental capacity in constrained markets and national footprint through partner data centers
Cross-Sale
Opportunities
❖  Leverage data center assets for specific “smart grid” and “smart metering” applications with access to more than 120 utility customers for existing Consonus products
Niche Market
Leadership
❖  Fills the gap in emerging and underserved markets (Tier II/III markets + utility clean energy consulting) focused on the mid-market sector and select enterprises